Exhibit 10.2


     SALARY AND BONUS ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS


The following 2006 base salaries and target bonus percentages were approved on February 9, 2006.


                               2006              2006             2005
                               Base              Bonus            Bonus
Name and Title                 Salary            Target*          Payment
-----------------              ------            ------           -------
Joseph W. McGrath              $950,000           100%               -
President and Chief
Executive Officer

Peter Blackmore                $600,000            85%            $224,658**
Executive Vice
President

Janet B. Wallace               $500,000            75%               -
Executive Vice President

Janet B. Haugen                $525,000            85%               -
Senior Vice President
and Chief Financial
Officer

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*Bonus targets are expressed as a percentage of base salary
** Mr. Blackmore joined the Company as an Executive Vice President in February 2005. In connection with his employment, he was guaranteed a bonus in the amount of $224,658 for 2005.